SUPPLEMENT TO PROSPECTUS The date of this supplement is March 14, 2012.

Massachusetts Investors Trust

Effective April 1, 2012, the sub-section entitled “Portfolio Manager(s)” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
T. Kevin Beatty	2004	Investment Officer of MFS
Ted Maloney	April 2012	Investment Officer of MFS

Effective April 1, 2012, the sub-section entitled “Portfolio Manager(s)” beneath the main heading “Management of the Fund” is restated in its entirety as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
T. Kevin Beatty	Portfolio Manager	Employed in the investment area of MFS since 2002
Ted Maloney	Portfolio Manager	Employed in the investment area of MFS since 2005

MIT-PM-SUP-031412